Exhibit 99.1
APPLIED DIGITAL SOLUTIONS, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets Data
(in thousands, except par values)

	Historical	Historical	Pro Forma
	March 31,	December 31,	December 31,
	2008	2007	2007
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$2,336	$9,443	$2,222
Restricted cash	34	90	90
Accounts receivable, net of allowance for doubtful accounts of $190 and $279 at March 31, 2008 and December 31, 2007, respectively	15,404	21,581	16,143
Note receivable from VeriChip Corporation	—	—	2,167
Due from affiliates	73	—	246
Inventories	14,415	15,840	14,192
Deferred taxes	180	394	180
Other current assets	2,058	3,537	2,236
Current assets of discontinued operations	3,212	7,682	5,584

Total current assets	37,712	58,567	43,060

Property and equipment, net	12,025	12,966	12,014
Goodwill	47,013	55,023	39,247
Intangible assets, net	21,782	38,925	22,173
Note receivable from VeriChip Corporation	7,595	—	10,752
Other assets, net	3,501	3,960	3,960
Other assets of discontinued operations	2,196	2,249	2,243
Investment in affiliates — continuing operations	10,964	—	12,293
Investment in affiliates — discontinued operations	528	—	477

Total Assets	$143,316	$171,690	$146,219

Liabilities and Stockholders’ Equity
Current liabilities
Notes payable and current maturities of long-term debt	$9,208	$15,746	$14,231
Accounts payable	14,433	15,762	13,907
Advances from factor	2,681	1,992	1,992
Accrued expenses	8,926	13,697	9,839
Deferred revenue	482	1,110	804
Current liabilities of discontinued operations	4,629	6,332	5,361

Total current liabilities	40,359	54,639	46,134

Long-term debt and notes payable	16,011	17,217	17,217
Deferred taxes	7,304	10,090	6,282
Other liabilities	4,101	2,752	2,751
Other liabilities of discontinued operations	1,546	2,632	2,632

Total Liabilities	69,321	32,691	75,016

Commitments and contingencies:
Minority interest, continuing operations	259	12,811	208
Minority interest, discontinued operations		554

Stockholders’ Equity
Preferred shares ($10 par value; shares authorized, 5,000, special voting; shares issued, nil)	—	—	—
Common shares ($0.01 par value; shares authorized, 165,000; shares issued, 118,145 and 105,082; shares outstanding, 118,045 and 104,528)	1,181	1,051	1,051
Additional paid-in capital	579,437	572,645	572,645
Accumulated deficit	(505,482)	(500,706)	(500,706)
Accumulated other comprehensive income — foreign currency translation	377	428	428

Subtotal	75,513	73,418	73,418
Treasury stock (carried at cost, 100 and 554 shares)	(1,777)	(2,423)	(2,423)

Total Stockholders’ Equity	73,736	70,995	70,995

Total Liabilities and Stockholders’ Equity	$143,316	$171,690	$146,219

APPLIED DIGITAL SOLUTIONS, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations Data
(Unaudited)
(in thousands, except per share data)

			Pro Forma
	For the Three-Months		Three-Months
	Ended March 31,		Ended March 31,
	2008	2007	2007

Revenue	$22,426	$22,671	$15,298

Cost of sales	14,127	13,163	9,654

Gross profit	8,299	9,508	5,644

Selling, general and administrative expenses	9,090	14,474	9,075
Research and development expenses	795	2,624	1,218
Severance and separation costs	461	—	—

Operating loss	(2,047)	(7,590)	(4,649)

Interest and other income	405	1,005	1,323
Interest expense	(2,687)	(954)	(945)
Equity in loss and capital transactions of affiliate	(1,329)	—	(2,137)

Loss from continuing operations before income taxes, minority interest and gain (loss) attributable to capital transactions of subsidiaries	(5,658)	(7,539)	(6,408)

Benefit (provision) for income taxes	19	(69)	(25)

Loss from continuing operations before minority interest and gain (loss) attributable to capital transactions of subsidiaries	(5,639)	(7,608)	(6,433)

Minority interest	(49)	2,044	1,532
Net gain on capital transactions of subsidiary	—	5,354	—
Loss attributable to changes in minority interest as a result of capital transactions of subsidiaries	—	(4,821)	(130)

Loss from continuing operations	(5,688)	(5,031)	(5,031)

Income (loss) from discontinued operations, net of income taxes of $0	912	(118)	(118)

Net loss	$(4,776)	$(5,149)	$(5,149)

Loss per common share — basic and diluted
Loss from continuing operations	$(0.05)	$(0.07)	$(0.07)
Income (loss) from discontinued operations	0.01	(0.01)	(0.01)

Net loss	$(0.04)	$(0.08)	$(0.08)

Weighted average number of common shares outstanding — basic and diluted	114,392	67,139	67,139